UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 11, 2004



                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                    1-13669                   95-4654481
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)





              21900 BURBANK BLVD., SUITE 270
                WOODLAND HILLS, CALIFORNIA                        91367
         (Address of Principal Executive Offices)              (Zip Code)




                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated August 11, 2004, published by Tag-It Pacific, Inc. (the "Registrant").

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 11, 2004, the Registrant issued a press release regarding its financial results for the second quarter and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TAG-IT PACIFIC, INC.



Date:    August 11, 2004                       By: /S/ RONDA FERGUSON
                                                  ------------------------------
                                                       Ronda Ferguson
                                                       Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press Release dated August 11, 2004, published by the Registrant.


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